EXHIBIT 99.1

LETTER OF ELECTION AND TRANSMITTAL

TO ACCOMPANY CERTIFICATES REPRESENTING SHARES

OF

COMSYS IT PARTNERS, INC. COMMON STOCK

IN EXCHANGE FOR

$17.65 IN CASH OR $17.65 IN FAIR MARKET VALUE OF MANPOWER INC. COMMON STOCK

SUBJECT TO PRORATION AND SUBJECT TO MANPOWER INC.’S RIGHT TO ELECT TO

PAY $17.65 IN CASH FOR ALL SHARES TENDERED

PURSUANT TO THE EXCHANGE OFFER

DESCRIBED IN THE PROSPECTUS, DATED MARCH 4, 2010

AND THIS LETTER OF ELECTION AND TRANSMITTAL

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,

NEW YORK TIME, ON THE EVENING OF APRIL 2, 2010,

UNLESS THE EXCHANGE OFFER IS EXTENDED.

THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

BNY MELLON SHAREOWNER SERVICES

By Mail: P.O. Box 3301 South Hackensack, NJ 07606-3301	By Overnight Delivery/Hand Delivery: Attn: Corporate Actions Dept., 27th Floor 480 Washington Boulevard Jersey City, NJ 07310

Method of delivery of the certificate(s) representing shares of COMSYS IT Partners, Inc. Common Stock is at the option and risk of the owner thereof. See Instruction 2.

Delivery of this Letter of Election and Transmittal to an address other than as set forth above will not constitute a valid delivery to the Exchange Agent. You must sign this Letter of Election and Transmittal where indicated below and complete the substitute form W-9 provided below.

The instructions contained within this Letter of Election and Transmittal should be read carefully before this Letter of Election and Transmittal is completed.

THE INFORMATION AGENT FOR THE EXCHANGE OFFER IS:

Georgeson Inc.

199 Water Street, 26th Floor

New York, New York 10038-3560

Banks and Brokers Call: (212) 440-9800

All Others Call Toll Free: (866) 316-3688

This Letter of Election and Transmittal is to be used by stockholders of COMSYS IT Partners, Inc. (“COMSYS”) if certificates representing shares of COMSYS Common Stock (as defined below) are to be forwarded herewith or, unless an Agent’s Message (as defined in Instruction 2 below) is used, if delivery of shares of COMSYS Common Stock is to be made by book-entry transfer to an account maintained by the Exchange Agent at the Depository Trust Company (the “Book-Entry Transfer Facility”), pursuant to the procedures described under “The Transaction—Procedure for Tendering” in the Prospectus (as defined below).

Stockholders whose certificates representing shares of COMSYS Common Stock are not immediately available or who cannot deliver their certificates and all other documents required hereby to BNY Mellon Shareowner Services (the “Exchange Agent”) on or prior to the expiration date of the Exchange Offer (as defined below), as it may be extended (the “Expiration Date”), or who cannot comply with the book-entry transfer procedures on a timely basis, may nevertheless tender their shares of COMSYS Common Stock according to the guaranteed delivery procedures described under “The Transaction—Procedure for Tendering” in the Prospectus. See Instruction 2. Delivery of documents to the Book-Entry Transfer Facility will not constitute delivery to the Exchange Agent for purposes of this offer.

The undersigned hereby tenders for exchange the shares of COMSYS Common Stock described in the box below entitled “Description of Shares of COMSYS IT Partners, Inc. Common Stock Tendered” pursuant to the terms and conditions of this Letter of Election and Transmittal and the Prospectus. Such tenders are subject to the Exchange Offer Elections specified below, or if no Exchange Offer Election is specified, will be deemed tendered with no election. See “Terms of the Merger Agreement—The Exchange Offer—Consequences of Tendering with No Election” in the Prospectus.

DESCRIPTION OF SHARES OF COMSYS IT PARTNERS, INC. COMMON STOCK TENDERED
Name(s) and Address(es) of Registered Holder(s) (Please Fill In Exactly as Name(s) Appear(s) on Shares Representing Shares of COMSYS IT Partners, Inc. Common Stock (the “COMSYS Certificates”))	COMSYS IT Partners, Inc. Stock Certificates and Shares of COMSYS IT Partners, Inc. Common Stock (“COMSYS Common Stock”) Tendered (Attach Additional List if Necessary)
	COMSYS Certificate Number(s)(1)	Total Number of Shares of COMSYS Common Stock Represented by COMSYS Certificates(1)	Number of Shares of COMSYS Common Stock Tendered(2)

Total Shares of COMSYS Common Stock

(1)      Need not be completed by Book-Entry Stockholders.

(2)      Unless otherwise indicated, it will be assumed that all shares of COMSYS Common Stock represented by COMSYS Certificates delivered to the Exchange Agent are being tendered hereby. See Instruction 4.

☐	Check here if certificates have been lost, destroyed or stolen. See Instruction 11.

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY.

EXCHANGE OFFER ELECTION

☐	Check here to elect to receive cash for all shares of COMSYS Common Stock tendered, subject to proration as described in the Prospectus and this Letter of Election and Transmittal.

☐	Check here to elect to receive shares of Manpower Common Stock for all shares of COMSYS Common Stock tendered, subject to proration and the payment of cash in lieu of fractional shares, and subject to Manpower’s right to make the All-Cash Election (as defined below), as described in the Prospectus and this Letter of Election and Transmittal.

If neither box is checked, the undersigned will be deemed to have elected to receive shares of Manpower Common Stock for all shares of COMSYS Common Stock tendered, subject to proration and the payment of cash in lieu of fractional shares, and subject to Manpower’s right to make the All-Cash Election, as described in the Prospectus and this Letter of Election and Transmittal.

TENDER OF SHARES

☐	Check here if shares of COMSYS Common Stock are being delivered by book-entry transfer made to the account maintained by the Exchange Agent with the Book-Entry Transfer Facility and complete the following:

Name of Tendering Institution:

DTC Participant Number:

Transaction Code Number:

☐	Check here if shares of COMSYS Common Stock are being delivered pursuant to a notice of guaranteed delivery previously sent to the Exchange Agent and complete the following:

Name(s) of Registered Holder(s):

Window Ticket Number (if any) or DTC Participant Number:

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE INSTRUCTIONS SET FORTH IN

THIS LETTER OF ELECTION AND TRANSMITTAL CAREFULLY.

Ladies and Gentlemen:

On February 1, 2010, Manpower Inc., a Wisconsin corporation (“Manpower”), Taurus Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Manpower (“Purchaser”), and COMSYS IT Partners, Inc., a Delaware corporation (“COMSYS”), entered into an agreement and plan of merger (the “Merger Agreement”) providing for Purchaser to acquire all of the outstanding shares of COMSYS common stock, par value $0.01 per share (“COMSYS Common Stock”), by means of an exchange offer (the “Exchange Offer”) and a subsequent merger of Purchaser into COMSYS (the “Merger”). Pursuant to the terms of the Exchange Offer described in the Prospectus, dated March 4, 2010 (as the same may, from time to time, be amended, supplemented or finalized, the “Prospectus”), which was delivered to, and the receipt of which is hereby acknowledged by, the undersigned holder of shares of COMSYS Common Stock, along with this Letter of Election and Transmittal, the undersigned hereby delivers the above-described shares of COMSYS Common Stock, and each such share of COMSYS Common Stock validly tendered and not properly withdrawn shall be exchanged at the election of the undersigned for either:

•	$17.65 in cash, without interest, or

•

a fraction of a share or number of shares of Manpower common stock, par value $0.01 per share (“Manpower Common Stock”), equal to $17.65 divided by the average trading price of Manpower Common Stock on the New York Stock Exchange for the ten trading days ending on and including the second trading day preceding the Expiration Date (the “Exchange Rate”), subject to the terms and conditions described in the Prospectus and this Letter of Election and Transmittal. Manpower may elect to pay only cash in the Exchange Offer for all shares of COMSYS Common Stock validly tendered and not withdrawn (the “All-Cash Election”). Manpower may make the All-Cash Election not later than two business days prior to the Expiration Date, by issuing a press release disclosing that the Exchange Offer is changing from an exchange offer to a cash tender offer. If Manpower makes the All-Cash Election, the undersigned will be entitled to receive cash in the amount of $17.65 for each share of COMSYS Common Stock validly tendered and not withdrawn, or to withdraw any shares previously tendered by strictly complying with the procedures described herein and in the section of the Prospectus entitled “The Transaction—Withdrawal Rights.”

The undersigned elects to exchange shares of COMSYS Common Stock pursuant to one of the following options, as indicated in the “Exchange Offer Election” box above:

•	the undersigned elects to exchange all of his, her or its tendered shares of COMSYS Common Stock for cash, subject to proration as described herein and in the Prospectus; or

•

the undersigned elects to exchange all of his, her or its tendered shares of COMSYS Common Stock for shares of Manpower Common Stock, subject to proration and the payment of cash in lieu of fractional shares, and subject to Manpower’s right to make the All-Cash Election, as described herein and in the Prospectus.

If the undersigned fails to properly make an Exchange Offer Election, the undersigned will be deemed to have tendered his, her or its shares of COMSYS Common Stock with no election. See “Terms of the Merger Agreement—The Exchange Offer—Consequences of Tendering with No Election” in the Prospectus.

The aggregate amount of cash and number of shares of Manpower Common Stock that the undersigned may receive in the Exchange Offer are subject to the following limits:

•	the amount of cash payable in the Exchange Offer is $17.65 multiplied by 50 percent of the aggregate number of shares of COMSYS Common Stock tendered in the Exchange Offer. Thus, unless there is an

All-Cash Election, 50 percent of the shares of COMSYS Common Stock tendered in the Exchange Offer will be exchanged for cash; and

•

the number of shares of Manpower Common Stock issuable in the Exchange Offer is the Exchange Rate multiplied by 50 percent of the aggregate number of shares of COMSYS Common Stock tendered in the Exchange Offer. Thus, unless there is an All-Cash Election, 50 percent of the shares of COMSYS Common Stock tendered in the Exchange Offer will be exchanged for shares of Manpower Common Stock. In no event will the number of shares of Manpower Common Stock to be issued in the Exchange Offer and the Merger exceed 19.9 percent of shares of Manpower Common Stock outstanding on the date on which shares of COMSYS Common Stock are first accepted for payment under the Exchange Offer.

Therefore, elections will be subject to proration if tendering holders of shares of COMSYS Common Stock, in the aggregate, elect to receive more than the maximum amount of consideration to be paid as cash or issued as shares of Manpower Common Stock. See “Terms of the Merger Agreement—The Exchange Offer—Consideration; Elections and Proration” in the Prospectus.

Upon the terms and subject to the conditions of the Exchange Offer (and if the Exchange Offer is extended or amended, the terms of any such extension or amendment), subject to, and effective upon, acceptance of the shares of COMSYS Common Stock tendered herewith in accordance with the terms of the Exchange Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser, all right, title and interest in and to all of the shares of COMSYS Common Stock that are being tendered hereby (and any and all non-cash dividends, distributions, rights, other shares of COMSYS Common Stock or other securities (other than shares of Manpower Common Stock) issued or issuable in respect thereof on or after February 1, 2010 (collectively, “Distributions”)) and irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such shares of COMSYS Common Stock (and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates representing such shares of COMSYS Common Stock (and any and all Distributions), or transfer ownership of such shares of COMSYS Common Stock (and any and all Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to, or upon the order of, Purchaser, (ii) present such shares of COMSYS Common Stock (and any and all Distributions) for transfer on the books of COMSYS, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such shares of COMSYS Common Stock (and any and all Distributions), all in accordance with the terms of the Exchange Offer. Holders of record who hold shares of COMSYS Common Stock as nominees, trustees or in other representative capacities may submit multiple Letters of Election and Transmittal on behalf of their respective beneficial holders.

By executing this Letter of Election and Transmittal, the undersigned hereby irrevocably appoints Jeffrey A. Joerres, Kenneth C. Hunt and Michael J. Van Handel, and each of them, in their respective capacities as officers of Manpower, and any individual who shall thereafter succeed to any such office of Manpower, and each of them, as the attorneys-in-fact and proxies of the undersigned, each with full power of substitution and resubstitution, to vote at any annual or special meeting of COMSYS stockholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, and to otherwise act as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, all of the shares of COMSYS Common Stock (and any and all Distributions) tendered hereby and accepted for exchange by Manpower or Purchaser. This appointment will be effective if and when, and only to the extent that, Purchaser accepts such shares of COMSYS Common Stock for exchange pursuant to the Exchange Offer. This power of attorney and proxy will then be irrevocable and are granted in consideration of the acceptance for exchange of such shares of COMSYS Common Stock in accordance with the terms of the Exchange Offer. Such acceptance for exchange shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such shares of COMSYS Common Stock (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). Purchaser reserves the right to require that, in order for shares of COMSYS Common Stock (or other Distributions) to be deemed validly tendered, immediately upon Purchaser’s acceptance for exchange of such shares of COMSYS Common Stock, Purchaser must be able to exercise full voting, consent and other rights with respect to such shares of COMSYS Common Stock (and any and all Distributions), including voting at any meeting of COMSYS stockholders.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the shares of COMSYS Common Stock tendered hereby and all Distributions, that the undersigned owns the shares of COMSYS Common Stock tendered hereby, and that when the same are accepted for exchange by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the shares of COMSYS Common Stock tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Exchange Agent for the account of Purchaser all Distributions in respect of the shares of COMSYS Common Stock tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may choose not to exchange the shares of COMSYS Common Stock tendered hereby, or may reduce the total consideration due by the amount or value of such Distribution as determined by Purchaser in its sole discretion.

The undersigned agrees to all the terms and conditions of the Exchange Offer. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. This tender of shares of COMSYS Common Stock is irrevocable, except that shares of COMSYS Common Stock tendered pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date, including if Manpower makes the All-Cash Election, and, unless Manpower previously accepted them for exchange pursuant to the Exchange Offer, may also be withdrawn at any time after May 2, 2010.

The valid tender of shares of COMSYS Common Stock pursuant to any one of the procedures described under “The Transaction—Procedure for Tendering” in the Prospectus and in the Instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Exchange Offer (and if the Exchange Offer is extended or amended, the terms or conditions of any such extension or amendment). Under certain circumstances set forth in the Prospectus, Purchaser may not be required to accept for exchange any of the shares of COMSYS Common Stock tendered hereby.

Unless otherwise indicated under “Special Issuance Instructions” below, please issue the shares of Manpower Common Stock and/or a check for cash (including any cash paid in lieu of fractional shares), and return any certificates representing shares of COMSYS Common Stock not tendered or not accepted for exchange in the name(s) of the registered holder(s) appearing above under “Description of Shares of COMSYS IT Partners, Inc. Common Stock Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions” below, please mail the shares of Manpower Common Stock and/or a check for cash (including any cash paid in lieu of fractional shares), and return any certificates representing shares of COMSYS Common Stock not tendered or not accepted for exchange (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under “Description of Shares of COMSYS IT Partners, Inc. Common Stock Tendered.” In the event that the boxes entitled “Special Issuance Instructions” and “Special Delivery Instructions” are both completed, please issue the shares and/or a check for cash payable in the Exchange Offer and issue certificates representing shares of COMSYS Common Stock not so tendered or accepted, in the name of, and deliver said certificates and return such certificates to, the person or persons so indicated. Unless otherwise indicated herein in the box entitled “Special Issuance Instructions,” please credit any shares of COMSYS Common Stock tendered herewith by book-entry transfer that are not accepted for exchange by crediting the account at the Book-Entry Transfer Facility designated above. Purchaser has no obligation, pursuant to the “Special Issuance Instructions,” to transfer any shares of COMSYS Common Stock from the name of the registered holder thereof if Purchaser does not accept for exchange any or all of the shares of COMSYS Common Stock so tendered.

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the shares of Manpower Common Stock and/or any check for cash payable in the Exchange Offer is to be issued in the name of someone other than the undersigned, if certificates representing shares of COMSYS Common Stock not tendered or not accepted for exchange are to be issued in the name of someone other than the undersigned or if shares of COMSYS Common Stock tendered hereby and delivered by book-entry transfer that are not accepted for exchange are to be returned by credit to an account maintained at a Book-Entry Transfer Facility other than the account indicated above.

Issue:   ☐ Check

              ☐ Certificates to:

Name

(Please Print)

Address

(Zip Code)

Taxpayer Identification or Social Security No.

(See substitute Form W-9)

☐       Credit the shares of COMSYS Common Stock tendered by book-entry transfer that are not accepted for exchange to DTC to the account number set forth below:

(Book-Entry Transfer Facility Account Number If Applicable)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

To be completed ONLY if certificates representing shares of COMSYS Common Stock not tendered or not accepted for exchange and the shares of Manpower Common Stock and/or any check for cash payable in the Exchange Offer is to be sent to someone other than the undersigned or to the undersigned at an address other than that shown under “Description of Shares of COMSYS IT Partners, Inc. Common Stock Tendered.”

Issue:   ☐ Check

              ☐ Certificates to:

Name

(Please Print)

Address

(Zip Code)

Taxpayer Identification or Social Security No.

(See substitute Form W-9)

IMPORTANT STOCKHOLDERS SIGN HERE (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)

g	Dated:	, 2010	←

g	Dated:	, 2010	←
Signature of Stockholders

Name(s):
(Please Print)

Capacity (full title):
(See Instruction 5)

Address:
(Include Zip Code)

Area Code and
Telephone Number:

Taxpayer Identification or
Social Security Number:
(See Substitute Form W-9)

Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) representing shares of COMSYS Common Stock or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.

	GUARANTEE OF SIGNATURE(S) (IF REQUIRED; SEE INSTRUCTIONS 1 AND 5) FOR USE BY ELIGIBLE INSTITUTIONS ONLY, PLACE MEDALLION GUARANTEE IN SPACE BELOW		←
	Name of Firm:	Name(s)
Area Code and
	Address	Telephone Number:
(Include Zip Code)
Authorized
	Signature	Dated: , 2010

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offer

1.	Guarantee of Signatures.

No signature guarantee is required on this Letter of Election and Transmittal (a) if this Letter of Election and Transmittal is signed by the registered holder(s) (which term, for purposes of this Instruction 1, includes any participant in any of the Book-Entry Transfer Facility’s systems whose name appears on a security position listing as the owner of the shares of COMSYS Common Stock) of shares of COMSYS Common Stock tendered herewith, unless such registered holder(s) has completed either the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” on this Letter of Election and Transmittal, or (b) if such shares of COMSYS Common Stock are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program (an “eligible institution”). In all other cases, all signatures on this Letter of Election and Transmittal must be guaranteed by an eligible institution. See Instruction 5 of this Letter of Election and Transmittal.

2.	Delivery of Letter of Election and Transmittal and Shares; Guaranteed Delivery Procedures.

This Letter of Election and Transmittal is to be completed by stockholders of COMSYS either if certificates representing shares of COMSYS Common Stock are to be forwarded herewith or, unless an Agent’s Message (as defined below) is used, if the delivery of certificates representing shares of COMSYS Common Stock is to be made by book-entry transfer pursuant to the procedures set forth herein and under “The Transaction—Procedure for Tendering” in the Prospectus. For a stockholder to validly tender shares of COMSYS Common Stock pursuant to the Exchange Offer, either (a) a properly completed and duly executed Letter of Election and Transmittal (or a manually signed facsimile thereof), together with any required signature guarantees or an Agent’s Message (with respect to book-entry transfer) and any other required documents, must be received by the Exchange Agent at one of its addresses set forth herein prior to the Expiration Date and either (i) certificates representing tendered shares of COMSYS Common Stock must be received by the Exchange Agent at one of such addresses prior to the Expiration Date or (ii) certificates representing shares of COMSYS Common Stock must be delivered pursuant to the procedures for book-entry transfer set forth herein and under “The Transaction—Procedure for Tendering” in the Prospectus and a book-entry confirmation must be received by the Exchange Agent prior to the Expiration Date, or (b) the tendering stockholder must comply with the guaranteed delivery procedures set forth herein and under “The Transaction—Procedure for Tendering” in the Prospectus.

Stockholders whose certificates representing shares of COMSYS Common Stock are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent prior to the Expiration Date or who cannot comply with the book-entry transfer procedures on a timely basis may tender their shares of COMSYS Common Stock by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth herein and under “The Transaction—Procedure for Tendering” in the Prospectus.

Pursuant to such guaranteed delivery procedures, (i) such tender must be made by or through an eligible institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Purchaser, must be received by the Exchange Agent prior to the Expiration Date and (iii) the certificates representing all tendered shares of COMSYS Common Stock, in proper form for transfer (or a Book-Entry Confirmation with respect to all tendered shares of COMSYS Common Stock), together with a properly completed and duly executed Letter of Election and Transmittal (or a manually signed facsimile thereof), with any required signature guarantees, or, in the case of a book-entry transfer, an Agent’s Message, and any other required documents must be received by the Exchange Agent within three (3) New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery.

The term “Agent’s Message” means a message, transmitted by the Book-Entry Transfer Facility to, and received by, the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility tendering the shares of COMSYS Common Stock, that such participant has received and agrees to be bound by the terms of the Letter of Election and Transmittal and that Purchaser may enforce such agreement against the participant.

The signatures on this Letter of Election and Transmittal cover the shares of COMSYS Common Stock tendered hereby.

The method of delivery of the shares of COMSYS Common Stock, this Letter of Election and Transmittal and all other required documents, including delivery through the Book-Entry Transfer Facility, is at the election and risk of the tendering stockholder. The shares of COMSYS Common Stock will be deemed delivered only when actually received by the Exchange Agent (including, in the case of a book-entry transfer, by book-entry confirmation). If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

No alternative, conditional or contingent tenders will be accepted, and no fractional shares of COMSYS Common Stock will be purchased. All tendering stockholders, by executing this Letter of Election and Transmittal (or a manually signed facsimile hereof), waive any right to receive any notice of acceptance of their shares of COMSYS Common Stock for exchange.

3.	Inadequate Space.

If the space provided herein under “Description of Shares of COMSYS IT Partners, Inc. Common Stock Tendered” is inadequate, the number of shares of COMSYS Common Stock tendered and the share certificate numbers with respect to such shares of COMSYS Common Stock should be listed on a separate signed schedule attached hereto.

4.	Partial Tenders.

Not applicable to stockholders who tender by book-entry transfer. If fewer than all the shares of COMSYS Common Stock evidenced by any share certificate delivered to the Exchange Agent herewith are to be tendered hereby, fill in the number of shares of COMSYS Common Stock that are to be tendered in the box entitled “Number of Shares of COMSYS Common Stock Tendered.” In any such case, new certificate(s) for the remainder of the shares of COMSYS Common Stock that were evidenced by the old certificates will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Election and Transmittal, as soon as practicable after the Expiration Date or the termination of the Exchange Offer. All shares of COMSYS Common Stock represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

5.	Signatures on Letter of Election and Transmittal; Stock Powers and Endorsements.

If this Letter of Election and Transmittal is signed by the registered holder(s) of the shares of COMSYS Common Stock tendered hereby, the signatures(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

If any of the shares of COMSYS Common Stock tendered hereby are held of record by two or more joint owners, all such owners must sign this Letter of Election and Transmittal.

If any of the tendered shares of COMSYS Common Stock are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Election and Transmittal as there are different registrations of certificates representing shares of COMSYS Common Stock.

If this Letter of Election and Transmittal or any certificate representing shares of COMSYS Common Stock or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of the authority of such person to so act must be submitted.

If this Letter of Election and Transmittal is signed by the registered holder(s) of the shares of COMSYS Common Stock listed and transmitted hereby, no endorsements of certificates representing shares of COMSYS Common Stock or separate stock powers are required unless payment or certificates representing shares of COMSYS Common Stock not tendered or not accepted for exchange are to be issued in the name of a person other than the registered holder(s). Signatures on any such certificates representing shares of COMSYS Common Stock or stock powers must be guaranteed by an eligible institution.

If this Letter of Election and Transmittal is signed by a person other than the registered holder(s) of the certificates representing shares of COMSYS Common Stock listed and transmitted hereby, the certificates representing shares of COMSYS Common Stock must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates representing shares of COMSYS Common Stock. Signature(s) on any such certificates representing shares of COMSYS Common Stock or stock powers must be guaranteed by an Eligible Institution.

6.	Stock Transfer Taxes.

Any transfer taxes on the exchange of shares of COMSYS Common Stock pursuant to the Exchange Offer that are imposed on the acquirer of the shares of COMSYS Common Stock will be paid by Manpower. Any transfer taxes on the exchange of shares of COMSYS Common Stock pursuant to the Exchange Offer that are imposed on the transferor of the shares of COMSYS Common Stock will be paid by you.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates representing the shares of COMSYS Common Stock tendered hereby.

7.	Special Issuance and Delivery Instructions.

If certificates representing shares of Manpower Common Stock and/or a check for cash payable in the Exchange Offer, and certificates representing shares of COMSYS Common Stock not accepted for exchange or not tendered are to be issued in the name of and/or returned to, a person other than the signer of this Letter of Election and Transmittal or if a check is to be sent, and/or such certificates are to be returned, to a person other than the signer of this Letter of Election and Transmittal, or to an address other than that shown above, the appropriate boxes on this Letter of Election and Transmittal should be completed. Any stockholder(s) delivering shares of COMSYS Common Stock by book-entry transfer may request that shares of COMSYS Common Stock not purchased be credited to such account maintained at the Book-Entry Transfer Facility as such stockholder(s) may designate in the box entitled “Special Issuance Instructions.” If no such instructions are given, any such shares of COMSYS Common Stock not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above as the account from which such shares of COMSYS Common Stock were delivered.

8.	Requests for Assistance or Additional Copies.

Questions and requests for assistance or additional copies of the Prospectus, this Letter of Election and Transmittal, the notice of guaranteed delivery and the guidelines for certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent at its address and phone number described below, or from your broker, dealer, commercial bank, trust company or other nominee.

9.	Waiver of Conditions.

Purchaser reserves the absolute right in its sole discretion (subject to terms of the Merger Agreement) to waive, at any time on or prior to the Expiration Date, any of the specified conditions of the Exchange Offer (other than the minimum tender condition, the condition regarding expiration or termination of the applicable waiting period under U.S. antitrust laws, and, unless Manpower makes the All-Cash Election, the conditions relating to the effectiveness of the registration statement for the shares of Manpower Common Stock to be issued in the Exchange Offer and the listing of shares of Manpower Common Stock on the New York Stock Exchange), in whole or in part.

10.	Substitute Form W-9.

The tendering stockholder is generally required to provide the Exchange Agent with a correct Taxpayer Identification Number (“TIN”), generally the stockholder’s social security number or federal employer identification number, on the Substitute Form W-9 which is provided below, and to certify whether the stockholder is subject to backup withholding of United States federal income tax or otherwise establish an exemption from backup withholding. If a tendering stockholder is subject to Federal Backup Withholding, the stockholder must cross out Item (2) of the “Certification” box of the Substitute Form W-9. Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder to a $50 penalty imposed by the Internal Revenue Service (“IRS”) and a 28% federal backup withholding tax on all cash payable in the Exchange Offer. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the stockholder should write “applied for” in the space provided for the TIN in Part 1, check the box in Part 3, and sign and date the Substitute Form W-9. If “applied for” is written in Part 1 and the Exchange Agent is not provided with a TIN within 60 days of its receipt of the Substitute Form W-9, the Exchange Agent will withhold 28% on all cash payable in the Exchange Offer until a TIN is provided to the Exchange Agent.

11.	Lost, Destroyed or Stolen Share Certificates.

If any certificate(s) representing shares of COMSYS Common Stock has been lost, destroyed or stolen, the stockholder should promptly notify the Exchange Agent, by checking the box under “Description of Shares of COMSYS IT Partners, Inc. Common Stock Tendered.” The stockholder will then be instructed as to the steps that must be taken in order to replace the share certificate(s). This Letter of Election and Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen share certificates have been followed.

Important: This Letter of Election and Transmittal (or a manually signed facsimile hereof) together with any required signature guarantees, or, in the case of a book-entry transfer, an Agent’s Message, and any other required documents, must be received by the Exchange Agent on or prior to the Expiration Date and either certificates for tendered shares of COMSYS Common Stock must be received by the Exchange Agent or shares of COMSYS Common Stock must be delivered pursuant to the procedures for book-entry transfer, in each case prior to the Expiration Date, or the tendering stockholder must comply with the procedures for guaranteed delivery.

12.	Withdrawal Rights.

Shares of COMSYS Common Stock tendered pursuant to the Exchange Offer may be withdrawn at any time on or prior to the Expiration Date, including if Manpower makes the All-Cash Election, and, unless Purchaser previously accepted them for exchange pursuant to the Exchange Offer, may also be withdrawn at any time after May 2, 2010.

For a withdrawal to be effective, the Exchange Agent must receive from the stockholder a written, telex or facsimile transmission notice of withdrawal at its address on the front of this Letter of Election and Transmittal, and such notice must include the stockholder’s name, address, social security number, the certificate number(s) and the number of shares of COMSYS Common Stock to be withdrawn as well as the name of the registered holder, if it is different from that of the person who tendered the shares of COMSYS Common Stock.

A financial institution must guarantee all signatures on the notice of withdrawal unless the shares of COMSYS Common Stock have been tendered for the account of any eligible institution. Most banks, savings and loan associations and brokerage houses are able to provide these signature guarantees for stockholders. The financial institution must be an “eligible institution,” which means it is a participant in the Securities Transfer Agents Medallion Program. If shares of COMSYS Common Stock have been tendered pursuant to the procedures for book-entry tender discussed herein and in the Prospectus in the section entitled “The Transaction—Procedure for Tendering”, any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn shares of COMSYS Common stock and must otherwise comply with the DTC procedures. If certificates have been delivered to the Exchange Agent, the name of the registered stockholder and the serial numbers of the particular certificates evidencing the shares of COMSYS Common Stock withdrawn must also be furnished to the Exchange Agent, as stated above, prior to the physical release of the certificates. Purchaser will decide all questions regarding the form and validity (including time of receipt) of any notice of withdrawal, in its sole discretion, and Purchaser’s decision shall be final and binding.

Neither Purchaser, Manpower, the Exchange Agent, the Information Agent, nor any other person will be under any duty to give notification of any defects or irregularities in any notice of withdrawal or will incur any liability for failure to give proper notification. Any shares of COMSYS Common Stock properly withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer. However, a stockholder may re-tender withdrawn shares of COMSYS Common Stock by following one of the procedures discussed herein and in the Prospectus in the section entitled “The Transaction—Procedure for Tendering” at any time prior to the Expiration Date.

Tax Information

A stockholder whose tendered shares of COMSYS Common Stock are accepted for payment and who may receive cash pursuant to the Exchange Offer is generally required to provide the Exchange Agent (as payer) with such stockholder’s correct TIN on the Substitute Form W-9 provided below. If such stockholder is an individual, the TIN is such person’s social security number. The TIN of a resident alien who does not have and is not eligible to obtain a social security number is such person’s IRS individual taxpayer identification number. If a tendering stockholder is subject to federal backup withholding, the stockholder must cross out Item (2) of the certification box on the Substitute Form W-9. If the Exchange Agent is not provided with the correct TIN, the stockholder may be subject to a $50 penalty imposed by the IRS. In addition, any cash payments that are made to such stockholder pursuant to the Exchange Offer may be subject to 28% federal backup withholding.

Certain stockholders (including, among others, all corporations and certain non-United States individuals) are not subject to federal backup withholding. In order for a non-United States individual to qualify as an exempt recipient, that stockholder must submit to the Exchange Agent a properly completed IRS Form W-8BEN, signed under penalties of perjury, attesting to that individual’s exempt status. Such forms may be obtained from the Exchange Agent. Exempt United States stockholders should furnish their TIN, write “EXEMPT” on the face of the Substitute Form W-9 below, and sign, date and return the Substitute Form W-9 to the Exchange Agent. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions.

Purpose of Substitute Form W-9

To prevent federal backup withholding on cash payments that are made to a stockholder pursuant to the Exchange Offer, the stockholder is generally required to notify the Exchange Agent of such stockholder’s correct TIN by completing the Substitute Form W-9 below certifying that the TIN provided on such form is correct (or that such stockholder is awaiting a TIN) and that (i) such holder is exempt from federal backup withholding, (ii) such holder has not been notified by the IRS that such holder is subject to federal backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified such holder that such holder is no longer subject to federal backup withholding (see Part 2 of Substitute Form W-9).

What Number to Give the Exchange Agent

The stockholder is required to give the Exchange Agent the TIN of the record owner of the shares of COMSYS Common Stock. If the shares of COMSYS Common Stock are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such stockholder should write “applied for” in the space provided for in the TIN in Part 1, check the box in Part 3, and sign and date the Substitute Form W-9. If “applied for” is written in Part 1 and the Exchange Agent is not provided with a TIN within 60 days, the Exchange Agent may withhold 28% on all cash payments pursuant to the Exchange Offer until a TIN is provided to the Exchange Agent.

NAME OF COMPANY: COMSYS IT PARTNERS, INC.

As a registered owner of securities of the corporation listed above,

you are requested to sign and return this certification.

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Certification of Taxpayer Identification Number (See Instruction 10)

Part 1—Taxpayer Identification Number (TIN)

PLEASE ENTER YOUR TAX IDENTIFICATION NUMBER AND SIGN

AND DATE. FAILURE TO PROVIDE YOUR CORRECT TAXPAYER IDENTIFICATION NUMBER WILL RESULT IN A 28%

BACKUP WITHHOLDING.

CHECK APPROPRIATE BOX:

☐     Individual/Sole Proprietor

☐     Corporation

☐     Partnership

☐     Limited liability company (Enter the tax classification, D = disregarded entity, C = corporation, P = partnership):

☐      Other

The Taxpayer Identification Number for an individual is his/her Social Security number. OR Enter Taxpayer Identification Number or Employer Identification Number below
Note: In addition to providing your signature, please print or type your name and address on the bottom portion of this form.

Part 2—Certification

Under penalties of perjury, I certify (1) that the number shown in this form is my correct Taxpayer Identification Number, (2) that I am not subject to backup withholding either because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue Service has notified me that I am no longer subject to backup withholding, and (3) that I am a U.S. person.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Signature:                                                               Date:

Note:   If you have been notified that you are subject to backup withholding due to notified payee under reporting, and if you have not received a notice from the IRS advising you that backup withholding has terminated, strike out the language in clause (2) of the paragraph above.

Part 3—Awaiting TIN

Check this box if you have not been issued a TIN and have applied for a TIN or intend to apply for a TIN in the future. Please see Instruction 10 for more information. ☐

Name:

Address:

Questions and requests for assistance or additional copies of the Prospectus, this Letter of Election and Transmittal and other materials related to the Exchange Offer may be directed to the Information Agent as described below:

199 Water Street, 26th Floor

New York, NY 10038-3560

Banks and Brokers Call (212) 440-9800

All Others Call Toll Free (866) 316-3688